XCL LTD.

                RESTRICTED STOCK AWARD AGREEMENT

     XCL LTD., a Delaware corporation (the "Company" or "XCL"), effective as of the []st of [], 199[], hereby grants to []
("Grantee"), in consideration of services rendered and to be rendered by the Grantee (the "Award"), [] shares of the Company's fully-paid and non-assessable common stock, par value $.01 per share (the "Shares") pursuant to the Company's Long-Term Stock Incentive Plan, as amended and restated effective as of [], 199[] (the "Plan"), with such Award to be evidenced by a certificate or certificates for all Shares registered in the name of the Grantee which shall be promptly drawn and held for the Grantee by the Company, subject however to the following terms and conditions:

     1. Forfeiture Restrictions. The Shares may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of to the extent then subject to the Forfeiture Restrictions (as hereinafter defined). The prohibition against transfer and the obligation to forfeit and surrender Shares to the Company upon termination of employment are herein referred to as the "Forfeiture Restrictions." The Forfeiture Restrictions shall be binding upon and enforceable against any transferee of Shares.

     2.     Release of Restrictions.

          (a) Subject to (b) below, and provided the Grantee has been continuously employed by the Company from the date of this Award through the Lapse Date specified in the table below ("Lapse Table"), the Forfeiture Restrictions shall be released as to the number of Shares on the applicable Lapse Date, but only if the "Fair Market Value" or "FMV" (as hereinafter defined) of the Company's common stock, without any allowance for any dividends of any kind paid by the Company on such common stock, has reached the required FMV on such Lapse Date:

          Lapse Date     Number of Shares     FMV of Common Stock

                []     The first []                  $[]
                []     An additional []               []
                []     An additional []               []

          "FMV" of the Company's common stock shall mean the last sales price, regular way, per share of the common stock on such day as reported in the principal consolidated reporting system with respect to the common stock listed on the principal United States securities exchange on which the common stock is listed or admitted to trading, or if the common stock is not then listed on any United States stock exchange, the last sales price reported on each such day in the National Market System of the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), or, if not so reported, the average of the bid and asked prices on each such day as reported in the "pink sheets" published by the National Quotation Bureau, Inc. or any successor thereof, or, if not so reported, the average of the middle market quotations on each such day as reported on The Stock Exchange Daily Official List or, if applicable, the closing price on any stock exchange on which the common stock is traded or, if not so traded, the FMV shall be determined in good faith by the Board.

          If the required FMV of the Company's common stock on the pertinent Lapse Date is not equal to the FMV specified in the Lapse Table above for such Lapse Date, the Forfeiture Restrictions as to such Shares shall not lapse, and such Shares shall become "Suspended Shares" as of such Lapse Date. The Forfeiture Restrictions with respect to Suspended Shares shall lapse, if on any subsequent Lapse Date, the FMV of the Company's common stock is equal to, or greater than, the required FMV referenced in the Lapse Table for such Lapse Date.

          (b) Paragraph (a) above to the contrary notwithstanding, the Forfeiture Restrictions on all Shares to the extent then still applicable shall lapse in full on [], 200[], if Grantee is employed by the Company on such date. Paragraph (a) above further to the contrary notwithstanding, the Forfeiture Restrictions on all Shares to the extent then still applicable shall lapse in full if Grantee's employment with the Company is terminated for any reason other than termination of such employment  by  the  Company for "cause" or termination  of  such employment by Grantee without "good reason." For purposes of this Agreement, the term "cause" shall mean the termination of Grantee's employment with the Company due to the Grantee's
(i) engagement in gross negligence or willful misconduct in the performance of his duties with respect to the Company or any of its affiliates, (ii) conviction of a felony or misdemeanor, (iii) refusal without proper legal reason to perform his duties and responsibilities to the Company or any of its affiliates or (iv) breach of any provision of a written employment agreement between Grantee and the Company; provided, however, that if Grantee's employment with the Company is subject to and governed by the terms of a written employment contract as of the date of
Grantee's termination of employment, the term "cause" for purposes of this Agreement shall include only those events or circumstances which, pursuant to the terms of such employment agreement, enable the Company to terminate Grantee's employment without liability to Grantee (whether in the nature of breach of contract damages, liquidated damages, punitive damages, compensatory damages or otherwise). For purposes of this Agreement, the term "good reason" shall mean (i) the removal of Grantee as Vice Chairman of the Company, (ii) a reduction in Grantee's annual base salary by more than 10% unless such reduction was pursuant to a Company-wide cost reduction program pursuant to which all Company employees were treated substantially equally, (iii) a breach by the Company of any obligation owed to Grantee under any written agreement between Grantee and the Company with respect to Grantee's employment with, or benefits from, the Company or any of its affiliates, or
(iv) death or total disability of Grantee.

          (c) Notwithstanding any provision in this Agreement or the Plan to the contrary, the Forfeiture Restrictions as to all Shares shall lapse and cease to be applicable upon the occurrence of an event which constitutes a change of control of XCL. For purposes of this Paragraph (c), a "change in control of XCL" shall mean a change in control of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred if (Y) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act), other than XCL or any person who on the date the Plan is amended is a director or officer of XCL is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of XCL representing 20% or more of the combined voting power of XCL's then outstanding securities, unless such person owns, directly or indirectly, as of the date the Plan is amended, more than 25% of the combined voting power of XCL's then outstanding securities, in which case, if any such person (a "Major Stockholder") becomes the beneficial owner, directly or indirectly, of 33a% or more of the combined voting power of XCL's then outstanding securities; provided, further, however, that acquisition of 33a% or more of such combined voting power shall not constitute a "change in control of XCL" if (1) such combined voting power does not exceed 372% or more of the combined voting power of XCL's then outstanding securities, and (2) either (i) to the extent any such increase in a Major Stockholder's beneficial ownership results from a redemption or purchase by XCL of its securities, or (ii) if the Board of Directors of XCL, by vote of two-thirds (b) of the full Board, in good faith, determines (hereinafter referred to as a "Determination") both (A) that such acquisition does not constitute, in fact, a change in the control of XCL and (B) that such Major Stockholder does not and cannot then control XCL or (Z) during any period of two consecutive years prior to the date of such Determination, individuals who at the beginning of such period constituted the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period. Further notwithstanding any provision in this Agreement or the Plan to the contrary, upon the occurrence of a "change in control of XCL" and the lapse of the Forfeiture Restrictions on the Shares resulting therefrom, Grantee shall have the right at any time during the sixty-day period immediately following such "change in control of XCL" to require the Company to purchase from Grantee at their then Fair Market Value up to 40% (as elected by Grantee) of the Shares as to which the Forfeiture Restrictions lapsed as a result of such "change in control of XCL". Grantee shall exercise the put option provided pursuant to the preceding sentence by written notice to the Company specifying the number of Shares which Grantee demands that the Company purchase. The purchase price for Shares purchased by the Company from Grantee pursuant to the put option provided hereunder shall be paid in cash and in full no later than thirty days after the date of Grantee's notice to Company of Grantee's exercise of the put option provided herein and tender of the Shares as to which such put option is being exercised.

     3. Adjustments on Recapitalization. The number of Shares subject hereto shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from the subdivision or consolidation of Shares, or the payment of a stock dividend on the Shares or increase in the Shares outstanding effected without receipt of consideration by the Company, provided that any fractional Shares resulting from such adjustments shall be eliminated.

     If the Company shall at any time merge or consolidate with or into another corporation, Grantee (or other party entitled to the Award) will thereafter receive the securities or property to which a holder of the number of Shares then deliverable upon the lapse of the Forfeiture Restrictions of the Award would have been entitled upon such merger or consolidation, and the Company shall take such steps in connection with such merger or consolidation as may be necessary to assure that provisions of the Plan shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon lapse of the Forfeiture Restrictions of the Award. A sale of all or substantially all of the assets of the Company for a consideration (apart from the assumption of obligations) constituted primarily of securities shall be deemed a merger or consolidation for the foregoing purposes. In the event of the proposed dissolution, liquidation or reorganization of the Company, other than pursuant to a merger or consolidation as hereinabove provided, the Forfeiture Restrictions on the Award shall terminate as of a date to be fixed by the Company's Compensation Advisory Committee; provided that not less than 120 days (or such shorter period as shall elapse between the date the Board of Directors shall decide upon a dissolution, liquidation or reorganization and the effective date of such dissolution, liquidation or reorganization) prior written notice shall be given to Grantee and Grantee shall have the right, during such period, to receive unrestricted Shares covered by the Award, including Shares granted pursuant to the Award as to which the Forfeiture Restrictions would not otherwise have lapsed.

     4.     Status of Shares.

          (a) The Grantee agrees that (i) the Shares will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal or state laws,
(ii) the certificates representing the Shares shall bear such legend or legends as the Committee deems appropriate in order to reflect the Forfeiture Restrictions and to assure compliance with applicable securities laws, (iii) the Company may refuse to register the transfer of the Shares on the stock transfer records of the Company if such proposed transfer would constitute a violation of the Forfeiture Restrictions or, in the opinion of counsel satisfactory to the Company, any applicable securities laws, and (iv) the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of Shares.

          (b) As the Forfeiture Restrictions on the Award are released, a certificate without the legend describing such Forfeiture Restrictions and evidencing the number of Shares with respect to which restrictions have been released will be delivered to the Grantee as soon as practicable.

     5. Subject to Plan. The Award granted hereunder has been issued under the Plan and is specifically subject to and conditioned upon approval by the stockholders of the Company of the June 1, 1997 amendment and restatement of the Plan and shall be null and void ab initio if such approval is not obtained. In addition to the provisions hereof, this Award will be subject to the power under the Plan of the Company's Compensation Advisory Committee and the Board of Directors to make interpretations of the Plan and of any awards granted thereunder, and to make determinations and take other actions with respect to the Plan; provided, however, that if any such interpretations, determinations or other actions shall conflict with any of the provisions of this Agreement, the provisions shall hereof control. By acceptance hereof, Grantee acknowledges receipt of a copy of the Plan and recognizes and agrees that determinations, interpretations or other actions respecting the Plan may be made by a majority of the Board of Directors or by the Compensation Advisory Committee.

     6. Securities Laws. Grantee acknowledges that he has been informed of, or is otherwise familiar with, the nature and the limitations imposed by the Securities Act of 1933, as amended (the "Act"), the Exchange Act, state securities or Blue Sky laws, and the rules and regulations thereunder (in particular, Rule 144, promulgated under the Act and Section 16 of the Exchange Act, and Rule 16b-3 promulgated thereunder), concerning the restricted stock awarded under this Agreement and agrees to be bound by the restrictions embodied in such Act, the Exchange Act, state securities or Blue Sky laws, and all the rules and regulations promulgated thereunder.

     7. Grantee a Stockholder. Grantee shall be entitled to all rights of a stockholder of the Company, including the right to vote and to receive all dividends and other distributions made or paid with respect to the Shares.

     8. The Company's Right to Terminate Employment. Nothing contained in this Agreement shall confer upon Grantee the right to employment by the Company or any of its affiliates.

     9. Withholding. Grantee hereby agrees that he will make such arrangements as the Company deems necessary to discharge any federal, state or local taxes imposed upon the Company in respect of this Award.

     10. Entire Agreement. This Agreement contains the entire agreement of the parties relative to the subject matter hereof, superseding and terminating all prior agreements or understandings, whether oral or written, between the parties hereto relative to the subject hereof, and this Agreement may not be extended, amended, modified or supplemented without written consent of the parties hereto.

     11. Governing Law. This Agreement and all amendments or changes relating hereto shall be deemed to have been entered into pursuant to, and shall be governed by, the laws of the State of Delaware.

     12.      Notices.   Notices given pursuant hereto  shall  be
registered  or certified mail and shall be deemed delivered  four
(4) days after deposit in the United States mail, postage prepaid, addressed as follows:

          If to the Company:

          XCL Ltd.
          110 Rue Jean Lafitte
          Lafayette, Louisiana  70508

          If to Grantee:






     IN WITNESS WHEREOF, this Agreement is executed as of the []st day of [], 199[].

Attest
                                   XCL LTD.
By:___________________________
Name:_________________________     By:___________________________
Title:________________________     Name:_________________________
                                   Title:________________________

     The undersigned Grantee hereby accepts the foregoing Restricted Stock Award Agreement dated as of the []st day of [], 199[] (the "Date of Grant"), and the undertaking on his part contained therein, and agrees to all of the terms and conditions thereto.



                                   ____________________________

                                             Grantee